UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
______________
FORM 8-K/A
(Amendment No. 1)
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):     May 11, 2024
Commission File Number

CIRRUS LOGIC, INC.
(Exact name of Registrant as specified in its charter)

Delaware	000-17795	77-0024818
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification No.)

800 W. 6th Street	Austin,	TX		78701
(Address of Principal Executive Offices)				(Zip Code)

Registrant’s telephone number, including area code:			(512)	851-4000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common stock, $0.001 par value	CRUS	The NASDAQ Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

This Amendment on Form 8-K/A is being filed to supplement the disclosure under Item 5.02 of the Current Report on Form 8-K filed by Cirrus Logic, Inc. (the “Company”) with the Securities and Exchange Commission on May 16, 2024 (the “Original Report”). At the time of the Original Report, the Compensation and Human Resources Committee of the Board of Directors had not made a determination regarding any additional compensation to Ulf Habermann in connection with his appointment as the Company’s Interim Chief Financial Officer. The Company hereby amends the Original Report to include information on Mr. Habermann’s compensation. Other than providing the additional information in Item 5.02 below, no other disclosure in the Original Report is amended by this Form 8-K/A.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 2, 2024, the Compensation and Human Resources Committee (the “Committee”) of the Board of Directors approved certain changes to the compensation of Ulf Habermann, who is currently serving as the Company’s Interim Chief Financial Officer (“CFO”). As previously disclosed in the Company’s Current Report on Form 8-K filed on May 16, 2024, Mr. Habermann was appointed as Interim CFO effective May 24, 2024, upon the resignation of the Company’s previous CFO.

The Committee approved an increase in Mr. Habermann’s annual base salary of $100,000, bringing his total annual base salary to $431,047. Additionally, Mr. Habermann’s semiannual target bonus percentage was increased from 12.5% to 37.5% of his annual base salary. These changes are effective as of July 2, 2024, and will remain in effect for the duration of Mr. Habermann’s service as Interim CFO. There were no other changes to Mr. Habermann’s compensation arrangements.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CIRRUS LOGIC, INC.

Date:	July 5, 2024	By:	/s/ Gregory S. Thomas
			Name:	Gregory S. Thomas
			Title:	Senior Vice President, General Counsel